Exhibit 10.2

Execution Copy

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is made as of February 20, 2013, by and among Office Depot, Inc., a Delaware corporation (the “Company”), BC Partners, Inc., as the Investor Representative, and the several Investors listed on Schedule 1 hereto (the “Investors”). The Company, BC Partners, Inc. and the Investors are referred to collectively herein as the “Parties” and each individually as a “Party.”

WHEREAS, the Company, BC Partners, Inc. and the Investors are parties to a certain Investor Rights Agreement dated June 23, 2009 (as amended, supplemented or otherwise modified from time to time, the “Investor Rights Agreement” and the parties thereto, the “Investor Rights Agreement Parties”);

WHEREAS, the Company, BC Partners, Inc. and the Investors are also parties to a certain Management Rights Letter dated June 23, 2009 (as amended, supplemented or otherwise modified from time to time, the “Management Rights Letter”);

WHEREAS, on the date hereof, the Company, OfficeMax Incorporated, a Delaware corporation, and certain of their wholly-owned subsidiaries have entered into an Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”); and

WHEREAS, the Parties desire to terminate the Investor Rights Agreement and the Management Rights Letter in connection with the consummation of the merger transactions contemplated by the Merger Agreement.

NOW, THEREFORE, the Parties hereto agree as follows:

1. Termination of the Investor Rights Agreement. The Parties agree that, effective at the Effective Time (as defined below), each of the Investor Rights Agreement and the Management Rights Letter shall be automatically terminated and of no further force or effect. The foregoing termination shall not relieve any Investor Rights Agreement Party of any liability for damages resulting from any breach of the Investor Rights Agreement (which breach, and liability therefor, shall not be affected hereby).

2. Counterparts; Governing Law. This Agreement may be executed in two or more counterparts (including by means of facsimile transmission), each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to conflicts of law provisions.

3. Complete Agreement. This Agreement embodies the complete agreement and understanding among the Parties and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way.

4. Successors and Assigns. This Agreement is intended to bind, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

5. Effective Time; Termination. This Agreement shall be effective contemporaneously with, and subject to the condition precedent of the occurrence of, the consummation of the merger transactions contemplated by the Merger Agreement (the “Effective Time”). This Agreement shall be void ab initio and of no force or effect upon the termination of the Merger Agreement prior to the consummation of the merger transactions contemplated by the Merger Agreement.

6. Jurisdiction; Enforcement. Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). The Parties further agree that no Party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this section and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this section, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail (return receipt requested and first-class postage prepaid) to the registered address of a Party shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated by this Agreement. EACH OF THE PARTIES KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WITH AND UPON THE ADVICE OF COMPETENT COUNSEL IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

2

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

OFFICE DEPOT, INC.

By:	/s/ Michael D. Newman
Name: Michael D. Newman
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Termination Agreement]

BC PARTNERS, INC., as the Investor Representative

By:	/s/ Justin Bateman
Name: Justin Bateman
Director

For and on behalf of the Limited Partnerships BC European Capital VIII – 1 to 12, 14 to 34 and 37:

By:	/s/ Matthew Elston
Name: Matthew Elston
Director, CIE Management II Limited
acting as General Partner of the Limited
Partnerships BC European Capital VIII
– 1 to 12, 14 to 34 and 37

By:	/s/ Laurence McNairn
Name: Laurence McNairn
Director, CIE Management II Limited
acting as General Partner of the Limited
Partnerships BC European Capital VIII
– 1 to 12, 14 to 34 and 37

For and on behalf of BC European Capital 35 SC, 36 SC, 38 SC and 39 SC:

By:	/s/ Matthew Elston
Name: Matthew Elston
Director, LMBO Europe SAS
As Gérant to BC European Capital 35
SC, 36 SC, 38 SC and 39 SC

By:	/s/ Mike Twinning
Name: Mike Twinning
Director, LMBO Europe SAS
As Gérant to BC European Capital 35
SC, 36 SC, 38 SC and 39 SC

[Signature Page to Termination Agreement]

Schedule 1

Investors

Investor	Jurisdiction of Incorporation	Form of Entity	Series A Preferred Owned Shares	Series B Preferred Owned Shares
BC European Capital VIII-1	UK	Limited Partnership	20,046.00	5,506.00
BC European Capital VIII-2	UK	Limited Partnership	20,186.00	5,543.00
BC European Capital VIII-3	UK	Limited Partnership	20,723.00	5,690.00
BC European Capital VIII-4	UK	Limited Partnership	26,615.00	7,309.00
BC European Capital VIII-5	UK	Limited Partnership	26,615.00	7,309.00
BC European Capital VIII-6	UK	Limited Partnership	26,382.00	7,244.00
BC European Capital VIII-7	UK	Limited Partnership	26,382.00	7,244.00
BC European Capital VIII-8	UK	Limited Partnership	26,172.00	7,187.00
BC European Capital VIII-9	UK	Limited Partnership	26,382.00	7,244.00
BC European Capital VIII-10	UK	Limited Partnership	26,055.00	7,155.00
BC European Capital VIII-11	UK	Limited Partnership	15,703.00	4,312.00
BC European Capital VIII-12	UK	Limited Partnership	4,202.00	1,154.00
BC European Capital VIII-14	UK	Limited Partnership	4,674.00	1,283.00
BC European Capital VIII-15	UK	Limited Partnership	374.00	103.00
BC European Capital VIII-16	UK	Limited Partnership	2,335.00	641.00
BC European Capital VIII-17	UK	Limited Partnership	140.00	38.00

BC European Capital VIII-18	UK	Limited Partnership	9.00	3.00
BC European Capital VIII-19	UK	Limited Partnership	145.00	40.00
BC European Capital VIII-20	UK	Limited Partnership	135.00	37.00
BC European Capital VIII-21	UK	Limited Partnership	61.00	17.00
BC European Capital VIII-22	UK	Limited Partnership	70.00	19.00
BC European Capital VIII-23	UK	Limited Partnership	47.00	13.00
BC European Capital VIII-24	UK	Limited Partnership	37.00	10.00
BC European Capital VIII-25	UK	Limited Partnership	47.00	13.00
BC European Capital VIII-26	UK	Limited Partnership	747.00	205.00
BC European Capital VIII-27	UK	Limited Partnership	42.00	12.00
BC European Capital VIII-28	UK	Limited Partnership	23.00	6.00
BC European Capital VIII-29	UK	Limited Partnership	23.00	6.00
BC European Capital VIII-30	UK	Limited Partnership	23.00	6.00
BC European Capital VIII-31	UK	Limited Partnership	9.00	3.00
BC European Capital VIII-32	UK	Limited Partnership	14.00	4.00
BC European Capital VIII-33	UK	Limited Partnership	5.00	1.00
BC European Capital VIII-34	UK	Limited Partnership	5.00	1.00
BC European Capital VIII-35 SC	France	Sociétés Civiles	140.00	38.00
BC European Capital VIII-36 SC	France	Sociétés Civiles	9.00	3.00
BC European Capital VIII-37	UK	Limited Partnership	9.00	3.00
BC European Capital VIII-38 SC	France	Sociétés Civiles	5.00	1.00
BC European Capital VIII-39 SC	France	Sociétés Civiles	5.00	1.00
Total			274,596.00	75,404.00